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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



       Date of Report (Date of earliest event reported):  July 30, 1999



                          MERCURY GENERAL CORPORATION
            (Exact name of registrant as specified in its charter)

California                                    0-3681                                 95-221-1612
(State or other jurisdiction of        (Commission File Number)         (I.R.S. Employer Identification No.)
 incorporation)

                            4484 Wilshire Boulevard
                         Los Angeles, California 90010
                   (Address of principal executive offices)



      Registrant's telephone number, including area code:  (323) 937-1060
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         This Current Report on Form 8-K is filed by Mercury General
Corporation, a California corporation (the "Company"), in connection with the transactions described herein.

Item 5 - Other Events

     On July 30, 1999, at a meeting held by the Board of Directors of Mercury General Corporation (the "Board"), the Board voted to amend the shareholder proposals - advance notice provisions of the Bylaws of the Company.

Item 7 - Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          --------

     3.1  Amended and Restated Bylaws.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 1999


                                    /s/ George Joseph
                                By: ______________________________
                                    George Joseph
                                    Chief Executive Officer and
                                    Chairman of the Board

                                       3
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                                 Exhibit Index
                                 -------------

Exhibit No.              Title
-----------              -----

(a)                 Not Applicable.

(b)                 Not Applicable.

(c)                 Exhibits
                    --------

3.1                 Amended and Restated Bylaws.

                                       4